Exhibit 10.4

AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

Amendment No. 1, dated as of December 23, 2009 (this “Amendment”), to the Note Purchase Agreement, dated as of December 17, 2009 (the “Agreement”), by and between Goodintent Holding Limited, a company organized under the laws of the British Virgin Islands (the “Company”) and the investors signatory thereto (each an “Investor” and collectively, the “Investors”).

RECITALS

WHEREAS, pursuant to Section 10(b) of the Agreement, the Agreement may be amended by the mutual written agreement of the Company and the Investors; and

WHEREAS, the Company and the Investors now desire to amend the Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

1.       Amendment to Section 5. Section 5 of the Agreement is hereby amended and restated in its entirety as follows:

5. Reverse Merger. The Company shall use its best efforts to effectuate, by the earlier of (the “Share Exchange Date”) (i) the date that is twenty days after the Audit Completion and (ii) March 31, 2010, a share exchange transaction pursuant to which all of the outstanding shares of capital stock of the Company shall be exchanged (the “Share Exchange”) for 23,500,000 shares of common stock of Alpine Alpha 2, Ltd., a Delaware corporation (the “Shell”), provided that on the Share Exchange Date (y) the common stock of the Shell is registered under the U.S. Securities Exchange Act of 1934 and (z) the Shell shall have substantially no other assets, liabilities or business.

2.       Amendment to Section 9. Section 9 of the Agreement is hereby amended and restated in its entirety as follows:

9. Reservation of Shell. The Company shall use its commercially reasonable efforts to make a non-refundable down payment to the Shell of U.S. $75,000, which payment shall be applied toward the purchase price of the Shell pursuant to the Share Exchange, on or prior to January 15, 2010, provided that on such date (i) the common stock of the Shell is registered under the U.S. Securities Exchange Act of 1934 and (ii) the Shell shall have substantially no other assets, liabilities or business.

3.       Effectiveness. This Amendment shall be deemed effective as of the date first above written, as if executed on such date. Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect and shall be otherwise unaffected.

4.       Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

5.       Counterparts. This Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed an original, and all of which together shall constitute but one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Note Purchase Agreement to be duly executed by their respective authorized officers as of the date first above written.

GOODINTEND HOLDING LIMITED

By:	/s/ Ye Bi
Name: Ye Bi
Title: Director

[Signature Page to Amendment No.1 to Note Purchase Agreement]

INVESTORS

Alpine Venture Associates, LLC

By:	/s/ James E. Hahn
Name: James E. Hahn
Title: Partner

/s/ Kyu Hun Park
By:	Kyu Hun Park

/s/ Jincheng Yuan
By:	Jincheng Yuan

/s/ John Yoo
By:	John Yoo

[Signature Page to Amendment No.1 to Note Purchase Agreement]

/s/ James Jeffrey Fuld, Jr.
By:	James Jeffrey Fuld, Jr.

Taylor International Fund, Ltd.

By:	/s/ Robert Kirkland
Name: Robert Kirkland
Title: President of Taylor Asset Management, Inc.,
GP for Taylor International Fund, Ltd.

MMH Group, LLC

By:	/s/ Matthew Hayden
Name: Matthew Hayden
Title: Managing Partner

[Signature Page to Amendment No.1 to Note Purchase Agreement]